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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K


                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 2004



                          EXTENDED SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                   000-23597               82-0399670
-------------------------------       -----------           ----------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NUMBER)





                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.

On March 4, 2004, Extended Systems Incorporated, a Delaware corporation, issued a joint press release with Intellisync Corporation announcing that the Companies have mutually agreed to settle the ongoing patent infringement lawsuit initiated by Intellisync in April 2002. As part of the settlement agreement signed by both companies, Extended Systems will make a one-time payment of $2,000,000 to Intellisync Corporation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1       Extended Systems Incorporated Press
                            Release issued March 4, 2004.















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2004                            EXTENDED SYSTEMS INCORPORATED


                                               By: /s/ Valerie A. Heusinkveld
                                                   --------------------------
                                                   Valerie A. Heusinkveld
                                                   Vice President of Finance
                                                   and Chief Financial Officer




















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                                  EXHIBIT INDEX
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Exhibit
Number
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99.1       Extended Systems Incorporated Press Release issued March 4, 2004.





























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